UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: December 19, 2001


                         Lucas Educational Systems, Inc.
        (Exact name of small business issuer as specified in its charter)


                         Commission File Number: 0-24374
                                                 -------

        Delaware                                               62-1690722
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

               2591 Dallas Parkway, Suite 102, Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (469) 633-0100
                           (Issuer's telephone number)

This report modifies certain language contained in Part II - Item 5 of the Company's Form 10-QSB for the quarter ended June 30, 2001 as originally filed with the U. S. Securities and Exchange Commission on August 14, 2001 and amended on August 21, 2001.

Item 4 - Changes in Registrant's Certifying Accountant

(a)  Dismissal of Tanner + Co.

     On August 13, 2001, the Company's Board of Directors made a decision to terminate the services of its independent certified public accounting firm, Tanner + Co of Salt Lake City, Utah (Tanner). The termination of Tanner resulted from a business decision made by management of the Company, in conjunction with the July 2001 change in control, that it would be in the best interests of the Company to engage the services of an independent accountant which has a current relationship with other companies associated with the Company's management. As of August 14, 2001, the Company has notified Tanner of the Board's decision and is awaiting an acknowledgment from Tanner regarding Tanner's termination.

     During the Registrant's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:"The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, there is substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regard to that matter are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     On December 14, 2001, the Company provided Tanner with a copy of this revised Form 8-K/A and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On December 19, 2001, the Company received a letter from Tanner that it agreed with the statements contained herein.

(b)  Appointment of S. W. Hatfield, CPA

     On August 13, 2001, the Board of Directors of the Company approved and authorized the engagement of S. W. Hatfield, CPA of Dallas, Texas as the independent auditors for the Company. Prior to such engagement, the Registrant had not consulted S. W. Hatfield, CPA on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Tanner + Co.

Item 7 - Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3).



                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Lucas Educational Systems, Inc.

December   19  , 2001                            /s/ Kevin B. Halter
           --                                    -------------------------------
                                                 Kevin B. Halter
                                                 President, Director and
                                                 Chief Accounting Officer